UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2024

BIRCHTECH CORP.
(Exact name of registrant as specified in its charter)

Commission file number 000-33067

Delaware	87-0398271
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
1810 Jester Drive Corsicana, Texas	75109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (614) 505-6115

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 30, 2024, Birchtech Corp. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). The final results for each of the matters submitted to a vote of stockholders at the 2024 Annual Meeting are as follows:

Proposal 1: The five nominees for election to the Board of Directors were elected to serve as directors of the Company until their successors are elected and qualified or the earlier of their resignation or removal, by the votes set forth in the table below:

Name	For	Withheld	Broker Non-Votes

Richard MacPherson	43,810,479	2,251,980	21,928,526
Christopher Greenberg	43,322,715	2,739,744	21,928,526
David M. Kaye	43,467,990	2,594,469	21,928,526
Troy Grant	43,506,626	2,555,833	21,928,526
Mitzi H. Coogler	44,219,554	1,842,905	21,928,526

Proposal 2: The Company’s stockholders approved the ratification of the appointment of Rosenberg Rich Baker Berman, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2024, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Votes
66,797,290	841,706	351,989	-

Proposal 3: The Company’s stockholders approved, on an advisory non-binding basis, the compensation paid of the named executive officers, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Votes
41,696,438	3,918,989	447,032	21,928,526

Proposal 4: The Company’s stockholders approved a proposal to authorize the Board of Directors (the “Board”), in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to the Company’s certificate of incorporation, to effect a reverse stock split of its issued and outstanding common stock, at a ratio to be determined by the Board, ranging from one-for-two to one-for-five (the “Reverse Split”), with the Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but no later than December 31, 2025, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Votes
57,565,513	9,656,053	769,419	-

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Birchtech Corp.

Date: January 6, 2025	By:	/s/ Richard MacPherson
Richard MacPherson President and Chief Executive Officer

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